UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement

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☒	Definitive Information Statement

TECHNEST HOLDINGS, INC.
(Name of Registrant As Specified In Charter)

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THIS INFORMATION STATEMENT IS BEING PROVIDED TO

YOU BY THE BOARD OF DIRECTORS OF TECHNEST HOLDINGS, INC.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

REQUESTED NOT TO SEND US A PROXY

TECHNEST HOLDINGS, INC.

352A Christopher Avenue,

Gaithersburg, MD 20879

(301) 767-2810

INFORMATION STATEMENT

March 16, 2012

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

GENERAL INFORMATION

To the Holders of Common Stock of Technest Holdings, Inc.:

This Information Statement has been filed with the Securities and Exchange Commission and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the holders  (the “Stockholders”) of common stock, par value $.0001 per share (the “Common Stock”), of Technest Holdings, Inc., a Nevada corporation (the “Company”), to notify such Stockholders that on February 17, 2012, the Company received a written consent in lieu of a meeting of the holders of the majority of the Common Stock of the Company,  holding in the aggregate approximately 52.96% of the total voting power of all issued and outstanding voting capital of the Company (the “Majority Stockholders”).   The Majority Stockholders authorized the following:

•	The change in the name of the Company from Technest Holdings, Inc. to AccelPath, Inc. (the “Name Change”).

•	The change in the domicile of the Company from Nevada to Delaware (the “Reincorporation Merger”).

•	The ratification of the Technest Holdings, Inc. 2011 Equity Incentive Plan (the “Plan”)

On February 7, 2012, the Board of Directors of the Company (the “Board”) approved and recommended the Name Change, Reincorporation Merger and the Ratification  (each an “Action” and together the “Actions”) for approval to the holders having the power to vote with respect to the Common Stock. On February 17, 2012, the Majority Stockholders approved each of the Actions by written consent in lieu of a meeting in accordance with the Nevada Revised Statutes.  Accordingly, your consent is not required and is not being solicited in connection with the approval of the Actions.

We will mail the Notice to the Stockholders on or about March 16, 2012.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY.

The Board believes that the Stockholders of the Company will benefit from changing the name of the Company to AccelPath, Inc. because it will more accurately reflect and represent to the public the business of the Company.

The Delaware General Corporation Law is generally recognized as one of the most comprehensive and progressive state corporate statutes. Therefore, we believe that the Reincorporation Merger will give us more certainty, flexibility and simplicity when we consider various corporate actions. Also, the Delaware courts have provided extensive case law with respect to corporate matters, thereby providing us with greater predictability and reducing uncertainties and risks in conducting our business.

The Board believes that the Plan is necessary in order to offer a competitive equity incentive program that will allow the Company to continue to successfully attract, motivate and retain the most qualified candidates for all aspects of our business.

INTRODUCTION

Nevada law provides that the written consent of the holders of outstanding shares of voting capital stock having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted can approve an action in lieu of conducting a special stockholders' meeting convened for the specific purpose of such action.

In accordance with the foregoing, we will mail the Notice to the Stockholders on or about March 16, 2012.

This Information Statement contains a brief summary of the material aspects of the Actions approved by the Board of Directors (the “Board”) of Technest Holdings, Inc. (the “Company,” “Technest,” “we,” “our,” or “us”) and the holders of the majority of the Common Stock of the Company, holding in the aggregate approximately 52.96% of the total voting power of all issued and outstanding voting capital of the Company (the “Majority Stockholders”).

Common Stock

As of February 21, 2012, there were 122,530,686 shares of our Common Stock issued and outstanding.  Based on the foregoing, the total aggregate amount of votes entitled to vote regarding the approval of the Actions is approximately 120,279,296.  Pursuant to Nevada law, at least a majority of the voting equity of the Company, or at least votes, are required to approve the Actions by written consent. The Majority Stockholders, which hold in the aggregate 64,888,380 or approximately 52.96% of the voting equity of the Company, have voted in favor of the Actions thereby satisfying the requirement under Nevada law that at least a majority of the voting equity vote in favor of a corporate action by written consent.

The following table sets forth the name of the Majority Stockholders, the number of shares of Common Stock held by the Majority Stockholders, the total number of votes that the Majority Stockholders voted in favor of the Name Change and the percentage of the issued and outstanding voting equity of the Company that voted in favor thereof.

Name of Majority Stockholder	Number of Shares of Common Stock held	Number of Votes held by such Majority Stockholder	Number of Votes that Voted in favor of the Authorized Share Increase	Percentage of the Voting Equity that Voted in favor of the Authorized Share Increase
Shekhar G Wadekar	25,995,344	25,995,344	25,995,344	21.22%
Khaldoon Aljerian	10,498,120	10,498,120	10,498,120	8.57%
Geoffrey E Clark Revocable Trust	4,999,105	4,999,105	4,999,105	4.08%
Timothy B King	4,999,105	4,999,105	4,999,105	4.08%
Suren G Dutia	4,999,105	4,999,105	4,999,105	4.08%
Sezen Altug	4,999,105	4,999,105	4,999,105	4.08%
Neeta D Wadekar Trust	4,199,248	4,199,248	4,199,248	3.43%
The Dhananjay G. Wadekar Trust	4,199,248	4,199,248	4,199,248	3.43%

ACTION TO BE TAKEN

The Name Change and Reincorpoation Merger will become effective on the date that we file the Certificate and Articles of Merger in Delaware and Nevada, respectively (the “Merger Documents”). Such filing can occur no earlier than twenty (20) calendar days after the mailing of the notice to the Stockholders.

On March 4, 2011 the Board approved the Plan.  On February 17, 2012 the Majority Shareholders ratified the Plan and no further action is required to effectuate the Plan.

Notwithstanding the foregoing, we must first notify FINRA of the intended  Name change and Reincorporation Merger by filing an Issuer Company Related Action Notification Form no later than ten (10) days prior to the anticipated effective date of such Actions.  In connection with the Name Change, we will request a new trading symbol, but such request may not be processed for up to sixty (60) days after FINRA has announced such Name Change to the market.

We currently expect to file the Merger Documents on or about April 5, 2012.

With respect to the Actions described in this Information Statement, the Board reserves the right, notwithstanding that the Majority Stockholders have approved the Actions, to elect not to proceed with the Actions, at any time prior to filing the Merger Documents, the Board, in its sole discretion, determines that it is no longer in the Company’s best interests and the best interests of the Company’s stockholders to consummate the Actions.

NAME CHANGE

GENERAL

On February 7, 2012, our Board of Directors approved, declared it advisable and in the Company's best interests and directed that there be submitted to the holders of a majority of the Company's common stock for action by written consent, a name change from Technest Holdings, Inc., to AccelPath, Inc. (the “Name Change”).  On February 17, 2012, stockholders owning greater than a majority of the outstanding shares of common stock approved the proposed Name Change by action taken by written consent without a meeting in accordance with Nevada Law. No further vote of our stockholders is required. Such approval will be effective simultaneously with the approval of the Reincorporation Merger (as described below), which is, subject to FINRA approval, a minimum of 20 calendar days after the mailing this Information Statement and the accompanying materials to all stockholders.

REASONS

We believe that changing the name of the Company to AccelPath, Inc. will more accurately reflect and represent to the public the business of the Company.  In connection with the name change, we intend to file with FINRA a request to obtain a new trading symbol.  Our request for a new trading symbol, however, may not be processed for up to sixty (60) days after FINRA has announced our Name Change to the market.

WHEN THE NAME WILL GO INTO EFFECT

We must first notify FINRA by filing an Issuer Company Related Action Notification Form no later than ten (10) days prior to the anticipated effective date of the Name Change, which will be filed simultaneously with the Reincorporation Merger.

REINCORPORATION MERGER

GENERAL

The Board approved, and received the written consent of the Majority Stockholders approving, all actions necessary to effectuate the change of the Company’s state of incorporation from Nevada to Delaware by merging the Company with and into a newly incorporated Delaware corporation (“Newco”) (the “Reincorporation Merger”) pursuant to that certain Agreement and Plan of Merger substantially in the form of Exhibit A attached hereto (the “Merger Agreement”) by and between our Company and Newco.  Newco will be the surviving entity of the Reincorporation Merger and assume all of our assets and liabilities.

Newco will be incorporated under the name AccelPath, Inc. for the purpose of merging with our Company, after which our Company will thereafter be known as AccelPath, Inc., the name of Newco. Prior to the Reincorporation Merger, Newco will not have any assets or liabilities and will not have carried on any business in Delaware or any other state. Newco’s Articles of Incorporation are attached hereto as Exhibit B and its by-laws are attached hereto as Exhibit C.

The Reincorporation Merger will become effective when that certain (i) Certificate of Merger substantially in the form attached hereto as Exhibit D (the “Merger Certificate”) is filed with the Secretary of State of the State of Delaware, and (ii) Articles of Merger substantially in the form attached hereto as Exhibit E (the “Articles of Merger”) are filed with the Secretary of State of the State of Nevada. The Company anticipates that the filings of the Merger Certificate and Articles of Merger will occur on or about April 5, 2012, pending FINRA approval as described below.  Newco’s by-laws shall be the by-laws of the surviving entity after the Reincorporation Merger.

Notwithstanding the foregoing, we must first notify FINRA of the intended Reincorporation Merger by filing an Issuer Company Related Action Notification Form no later than ten (10) days prior to the anticipated effective date of such Action.

REASONS FOR THE REINCORPORATION MERGER

The Company believes that the reincorporation in Delaware will provide a greater measure of flexibility and simplicity in corporate transactions and will reduce the costs of doing business. We also believe Delaware provides a recognized body of corporate law that will facilitate corporate governance by our officers and directors. Delaware is a favorable legal and regulatory environment in which to operate and where a substantial number of Fortune 500 companies and New York Stock Exchange listed companies are incorporated today. For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws that are periodically updated and revised to meet changing business needs. As a result, many major corporations have initially chosen Delaware for their domicile or have subsequently reincorporated in Delaware in a manner similar to that which we proposed. Because of Delaware's longstanding policy of encouraging incorporation in that state, and consequently its preeminence as the state of incorporation for many major corporations, the Delaware courts have developed a considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing the DGCL and establishing public policies with respect to Delaware corporations. It is anticipated that the DGCL will continue to be interpreted and explained in a number of significant court decisions that may provide greater predictability with respect to our corporate legal affairs. However, certain aspects of the DGCL have been criticized, on the ground that they do not afford minority shareholders the same substantive rights and protection as are available in a number of other states. In addition, the Reincorporation Merger will also result in a change in our corporate name to AccelPath, Inc., as more fully described above.

CHANGES FROM DELAWARE TO NEVADA LAW

When the Merger is completed, the rights of shareholders will be governed by AccelPath, Inc.’ articles of incorporation and bylaws and the Delaware General Corporation Law (“DGCL”). Shareholders should consider the following comparison of the DGCL and AccelPath, Inc.’ articles of incorporation and bylaws, on the one hand, and the Nevada Revised Statutes (“NRS”) and Technest Holdings, Inc’ existing certificate of incorporation and bylaws, on the other. This comparison is not intended to be complete and is qualified in its entirety by reference to the DGCL and AccelPath, Inc.’ articles of incorporation and bylaws and the NRS and Technest Holdings, Inc.’ certificate of incorporation and bylaws.

The NRS provides that any merger, consolidation or share exchange of a Nevada corporation, as well as the sale, lease, exchange or disposal of all or substantially all of its assets not in the ordinary course of business, generally must be recommended by the Board of Directors and approved by a vote of a majority of the outstanding shares of stock of the corporation entitled to vote on such matters, unless the articles of incorporation provide otherwise. Under the NRS, the vote of the shareholders of a corporation surviving a merger is not required if: (a) The articles of  incorporation of the surviving domestic corporation will not differ from its articles before the merger; (b) each stockholder of the surviving domestic corporation whose shares were outstanding immediately before the Effective date of the merger will hold the same number of shares, with identical designations, preferences, limitations and relative rights immediately after the merger; (c) the number of voting shares outstanding immediately after the merger, plus the number of voting shares issued as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20% the total number of voting shares of the surviving domestic corporation outstanding immediately before the merger; and (d) the number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20% the total number of participating shares outstanding immediately before the merger. The DGCL contains similar provisions.

Under the NRS and DGCL, unless the articles of incorporation of a corporation otherwise provide, amendments of its articles of incorporation generally require the approval of the holders of a majority of the outstanding stock entitled to vote on the amendment, and if the amendment would increase or decrease the number of authorized shares of any class or series or the par value of shares of that class or series or would adversely affect the rights, powers or preferences of that class or series, a majority of the outstanding stock of that class or series also would be required to approve the amendment.

Under the DGCL, directors can amend the bylaws of a corporation only if the right to do so is expressly conferred upon the directors in its certificate of incorporation. In contrast, under the NRS, the directors are free to amend the bylaws without such explicit right.

Both the NRS and the DGCL permit corporate action without a meeting of shareholders upon the written consent of the holders of that number of shares necessary to authorize the proposed corporate action being taken, unless the certificate of incorporation or bylaws expressly provide otherwise. If proposed corporate action is taken without a meeting by less than the unanimous written consent of shareholders, the DGCL requires that prompt notice of the taking of the action be sent to those shareholders who have not consented in writing (the NRS does not require this). Both the Company and AccelPath, Inc.’s bylaws both provide that corporate action without a meeting of shareholders may be taken by holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize such action at a meeting.

The NRS and the DGCL both have provisions and limitations regarding directors' liability. The NRS and DGCL permit a corporation to include in its articles or certificate of incorporation a provision that eliminates or limits the personal liability of a director to the corporation or its shareholders for monetary damages. However, under the DGCL this provision may not eliminate or limit the liability of a director: (1) for any breach of the director's duty of loyalty to the corporation or its shareholders; (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (3) for declaration of unlawful dividends or illegal redemptions or stock repurchases; or (4) for any transaction from which the director derived an improper personal benefit. Under the NRS, the limitation of liability is for other than acts or omissions which involve intentional misconduct, fraud, or a knowing violation of law.

Both the NRS and the DGCL generally permit a corporation to indemnify its directors and officers against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with a third-party action, other than a derivative action, and against expenses actually and reasonably incurred in the defense or settlement of a derivative action, provided that there is a determination that the individual acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation. That determination must be made, in the case of an individual who is a director or officer at the time of the determination: (1) by a majority of the disinterested directors, even though less than a quorum; (2) by independent legal counsel, regardless of whether a quorum of disinterested directors exists; or (3) by a majority vote of the shareholders, at a meeting at which a quorum is present. Both the NRS and the DGCL require indemnification of directors and officers for expenses relating to a successful defense on the merits or otherwise of a derivative or third-party action. Also, both the NRS and the DGCL permit a corporation to advance expenses relating to the defense of any proceeding to directors and officers contingent upon those individuals' commitment to repay any advances unless it is determined ultimately that those individuals are entitled to be indemnified. Technest Holdings, Inc. and AccelPath, Inc.’ bylaws make indemnification of directors and officers mandatory to the fullest extent permitted by law.

Both the NRS and the DGCL permit corporations to purchase or redeem their own shares of capital stock, except, under the DGCL, when the corporation is impaired or when such purchase or redemption would cause any impairment of the capital of the corporation.

Under both the NRS and the DGCL, any stockholder with a proper purpose may inspect and copy the books, records and stockholder lists of the corporation.

THE PLAN

GENERAL

On March 4, 2011 the Board approved the Plan. On February 7, 2012, the Board approved, declared it advisable and in the Company's best interests and directed that there be submitted to the holders of a majority of the Company's common stock for action by written consent, the ratification of the Technest Holdings, Inc. 2011 Equity Incentive Plan (the “Plan”). On February 17, 2012, stockholders owning greater than a majority of the outstanding shares of common stock approved and ratified the Plan by action taken by written consent without a meeting in accordance with Nevada Law. No further vote of our stockholders is required. Such approval will be effective immediately.  The purpose of the Plan is to be able to continue to offer a competitive equity incentive program  to successfully attract, motivate and retain the most qualified candidates for all aspects of our business.

SUMMARY OF EQUITY PLAN

The purpose of the Plan is to secure and retain the services of employees, officers, directors and consultants of Technest and its affiliates and to provide a means by which such eligible individuals may be given an opportunity to benefit from increases in the value of Technest’s common stock through the granting of stock awards, thereby aligning the long-term compensation and interests of those individuals with Technest’s stockholders.

The Plan provides for the granting of incentive stock options, nonstatutory stock options, restricted stock awards, stock appreciation rights, and other forms of equity compensation. The Plan also provides for the granting of performance stock awards so that the Board (or a committee to which authority has been delegated) may use performance criteria in establishing specific targets to be attained as a condition to the grant or vesting of one or more awards under the Plan.

The Plan provides for the grant of stock awards to employees, directors and consultants of the Company and its affiliates covering an aggregate of 50,000,000 shares of the its common stock, subject to adjustments in the event of certain changes to Technest’s capitalization. The number of shares of common stock available for issuance under the Plan shall automatically increase on February 1st of each year for a period of 9 years commencing on February 1, 2012 in an amount equal to the lesser of 5% of the total number of shares of common stock outstanding on December 31st of the preceding calendar year, or 3,000,000 shares.

The common stock subject to the Plan may be unissued shares or reacquired shares, including shares purchased on the open market. If a stock award granted under the Plan expires or otherwise terminates for any reason without being exercised in full, or a stock award is forfeited to or repurchased by Technest, the shares of common stock expired, terminated, forfeited or repurchased again become available for subsequent issuance under the Plan.

The Board has broad discretion in making grants under the Plan and may make grants subject to such terms and conditions as determined by the Board or a duly appointed committee thereof. Grants under the Plan will be subject to the terms and conditions set forth in the document making the award, including, without limitation any applicable purchase price and provisions pursuant to which the grant may be forfeited.

The Board or a duly appointed committee thereof may suspend or terminate the Plan at any time. The Plan is scheduled to terminate on the day before the tenth (10th) anniversary of the earlier of (i) the date the Plan is adopted by the Board, or March 4, 2011, or (ii) the date the Plan is approved by the stockholders of Technest. No rights may be granted under the Plan while the Plan is suspended or after it is terminated. The Board or a duly appointed committee thereof may amend or modify the Plan at any time, subject to any required stockholder approval.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information known to the Company with respect to the beneficial ownership of the Company’s common stock as of February 21, 2012, unless otherwise noted, by:

•	each stockholder known to Technest to own beneficially more than 5% of the Company’s common stock;

•	each of the Company’s directors;

•	each of the Company’s executive officers; and

•	all of the Company’s current directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or dispositive power with respect to securities.  Common shares relating to options or warrants currently exercisable, or exercisable within 60 days of February 21, 2012, are deemed outstanding for computing the percentage of the person holding such securities but are not deemed outstanding for computing the percentage of any other person.  Except as indicated by footnote, and subject to the community property laws where applicable, the persons or entities named in the tables have sole voting and dispositive power with respect to all shares shown as beneficially owned by them.  Except as otherwise noted in the table below, the address of each person or entity listed in the table is c/o Technest Holdings, Inc.

	Number of Shares of Common Stock Beneficially Owned
Beneficial Owner of 5% or more	Shares		Percent

Khaldoon Aljerian
King Saud University Faculty Housing
Street 9 Villa 77
Riyadh,
Kingdom of Saudi Arabia	11,498,120	(1)	9.31%

Stephen Hicks
c/o Southridge Partners
90 Grove Street
Ridgefield, CT 06877	12,108,909	(2)	9.88	%(2)

Southridge Partners II, LP
90 Grove Street
Ridgefield, CT 06877	7,387,239	(3)	5.81	%(3)

Directors and Executive Officers

Shekhar G. Wadekar, Chief Executive Officer, President and Director	31,935,344	(4)	24.86%

Bruce Warwick, Principal Financial Officer	660,000	(5)	*

Suren G. Dutia, Director	5,395,105	(6)	4.39	%(6)

Henry Sargent, Director	1,385,532	(7)	1.15	%(7)

F. Howard Schneider, Ph.D., Director	396,000	(6)	*

Directors and Executive Officers as a Group (5Persons)	39,771,981	(8)	30.61	%(8)

Former Executive Officers

Gino M. Pereira, Former Chief Executive Officer (9)	1,447,000		1.18%

Nitin V. Kotak, Former Chief Financial Officer(10)	50,000		*

_______________________

*	Less than 1%

(1)

On February 21, 2012, the Company entered into a loan agreement (the “Loan Agreement”) with Mr. Khaldoon Aljerian pursuant to which the Company entered into a convertible promissory note to borrow $100,000 (the “Note”) from Mr.  Aljerian and issued Mr. Aljerian a five-year warrant to purchase 1,000,000 shares of Technest Common Stock (the “Warrant”) at an exercise price of $0.01 per share.  The

Note bears an interest rate of 5% per annum and shall be paid on or before August 16, 2013. The entire principal amount of the Note may be converted into shares of Technest Common Stock at the election of Mr. Aljerian at any time. The number of shares into which the entire principal amount of the Note may be converted into is determined by dividing the entire principal amount of the Note outstanding by the closing bid price on the trading day immediately prior to the Company’s receipt of the conversion notice; provided that in no event shall the per share price be less than $0.01 per share. The Company has the option of paying the accrued and unpaid interest on the Note with shares of Technest Common Stock at the closing bid price immediately prior to the due date. The table does not reflect the shares issuable upon exercise of the Warrant or the shares issuable upon payment of the principal or interest on the Note. The table reflects the shares of Common Stock issuable upon exercise of the Warrant.

(2)

Includes shares of Common Stock held by affiliates of Southridge LLC including (i) the shares beneficially owned by Southridge Partners II, LP; (ii) 508,993 shares owned by Southridge Partners, LP over which Stephen Hicks has voting and investment control and disclaims beneficial ownership thereof, (iii) 9,192 shares owned by Southridge Capital Management LLC over which Stephen Hicks has voting and investment control and disclaims beneficial ownership thereof; (iv) 243,017 shares of Common Stock owned directly by Mr. Hicks; (v) 1,912,339 shares beneficially owned by Millennium Trust Company FBO Stephen Hicks, IRA over which Mr. Hicks is the beneficial owner and  (vi) 1,379,158 shares of Common Stock owned by Trillium Partners, LP for which Mr. Hicks is the President of the general partner.

(3)

Includes (i) 2,884,456 shares of our common stock and (ii) 200 shares of our Series E 5% Convertible Preferred Stock that are convertible into 4,502,783 shares of our common stock at the option of the holder thereof, subject to a conversion limitation on beneficial ownership of no greater than 9.99% of common shares outstanding.  Stephen Hicks has voting and investment control over the securities held by Southridge Partners II, LP and disclaims beneficial ownership of such shares.

(4)

On April 6, 2011, Mr. Wadekar was granted an option to purchase 18,000,000 shares of Technest’s common stock at a purchase price of $0.065 per share, of which 5,940,000 vests on April 6, 2012, 5,940,000 vests on April 6, 2013 and 6,120,000 vests on April 6, 2014. The table reflects the amount that vests on April 6, 2012.

(5)

On April 6, 2011, Mr. Warwick was granted an option to purchase 2,000,000 shares of Technest’s common stock at a purchase price of $0.065 per share, of which 660,000 vest on April 6, 2012, 660,000 vest on April 6, 2013 and 680,000 vest on April 6, 2014. The table reflects the amount that vests on April 6, 2012.

(6)

On April 6, 2011, Messrs. Dutia and Schneider were each granted an option to purchase 1,200,000 shares of Technest’s common stock at a purchase price of $0.065 per share, of which 396,000 on April 6, 2012 and 396,000 on April 6, 2013 and 408,000 on April 6, 2014. The table reflects the amount that vests on April 6, 2012.

(7)	Includes 1,142,515 shares of Common Stock owned by Mountain West Partners LLC, for which Mr. Sargent is the managing member.

(8)

Includes shares held by Messrs. Wadekar, Warwick, Dutia, Sargent and Schneider.  Includes options to purchase an aggregate of 7,392,000 shares of Technet’s common stock, which are exercisable within 60 days of the date of this information statement.

(9)	Mr. Pereira resigned effective immediately prior to the closing of the acquisition of AccelPath, LLC, which closed on March 4, 2011.

(10)	Mr. Kotak resigned effective as of February 21, 2011 to pursue another opportunity.

ADDITIONAL INFORMATION

We are subject to the disclosure requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports, information statements and other information, including annual and quarterly reports on Form 10-K and 10-Q, respectively, with the Securities and Exchange Commission (the “SEC”). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can also be obtained upon written request addressed to the SEC, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. In addition, the SEC maintains a web site on the Internet (http://www.sec.gov) that contains reports, information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System.

The following documents, as filed with the SEC by the Company, are incorporated herein by reference:

(1)	Annual Report on Form 10-K for the fiscal year ended June 30, 2011;

(2)	Quarterly Reports on Form 10-Q and Form 10-Q/A for the three months ended September 30, 2011 and December 31, 2011; and

(3)	Current Reports on Form 8-K filed on December 13, 2011, February 15, 2012 and February 23, 2012.

You may request a copy of these filings, at no cost, by writing Technest Holdings, Inc. at 352A Christopher Avenue, Gaithersburg, MD 20879 or telephoning the Company at (301) 767-2810. Any statement contained in a document that is incorporated by reference will be modified or superseded for all purposes to the extent that a statement contained in this Information Statement (or in any other document that is subsequently filed with the SEC and incorporated by reference) modifies or is contrary to such previous statement. Any statement so modified or superseded will not be deemed a part of this Information Statement except as so modified or superseded.

This Information Statement is provided to the holders of Common Stock of the Company only for information purposes in connection with the Name Change, pursuant to and in accordance with Rule 14c-2 of the Exchange Act. Please carefully read this Information Statement.

By Order of the Board of Directors

/s/Shekhar Wadekar
Chief Executive Officer

Dated: March 16, 2012

Exhibit A

AGREEMENT AND PLAN OF MERGER

AGREEMENT AND PLAN OF MERGER (“Agreement”), dated as of April [●], 2012, by and between Technest Holdings, Inc., a Nevada corporation (“Parent”), and AccelPath, Inc., a Delaware corporation (“Subsidiary”).

RECITALS:

WHEREAS Parent is a corporation organized and existing under the laws of the State of Nevada.

WHEREAS Subsidiary is a corporation organized and existing under the laws of the State of Delaware and is a wholly-owned subsidiary of Parent.

WHEREAS Parent and its board of directors deem it advisable and in the best interests of Parent and its stockholders to merge Parent with and into Subsidiary pursuant to the provisions of Nevada Revised Statutes (“NRS”) and the Delaware General Corporation Law (“DGCL”) upon the terms and conditions set forth in this Agreement, subject to the approval of the Parent’s stockholders as contemplated in Section 4.1.

NOW THEREFORE, in consideration of the premises, the mutual covenants herein contained and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that Parent shall be merged with and into Subsidiary (the “Merger”) upon the terms and conditions set forth below.

ARTICLE 1

PRINCIPAL TERMS OF THE MERGER

SECTION 1.1  Merger.  On the Effective Date (as defined in Section 4.1 below), Parent shall be merged with and into Subsidiary and the separate existence of Parent shall cease. Subsidiary shall be the surviving corporation (sometimes hereinafter referred to as the “Surviving Corporation”) in the Merger and shall operate under the name “AccelPath, Inc.” by virtue of, and shall be governed by, the laws of Delaware. The address of the registered office of the Surviving Corporation in Delaware will be AccelPath, Inc and the registered agent in charge thereof shall be VCorp Services, LLC.

SECTION 1.2  Certificate of Incorporation of the Surviving Corporation.  The certificate of incorporation of the Surviving Corporation shall be the certificate of incorporation of Subsidiary as in effect on the date hereof without change unless and until amended in accordance with applicable law.

SECTION 1.3  Bylaws of the Surviving Corporation.  The bylaws of the Surviving Corporation shall be the bylaws of Subsidiary as in effect on the date hereof without change unless and until amended or repealed in accordance with applicable law.

SECTION 1.4  Directors and Officers.  At the Effective Date of the Merger, the directors and officers of Parent in office at the Effective Date of the Merger shall become the directors and officers, respectively, of the Surviving Corporation, each of such directors and officers to hold office, subject to the applicable provisions of the certificate of incorporation and bylaws of the Surviving Corporation and the DGCL, until his or her successor is duly elected or appointed and qualified. The Surviving Corporation will have a board of directors identical to that of the Parent, with the Surviving Corporation’s current board members comprised of the directors set forth below:

•

Shekar G. Wadekar

•

Suren G. Dutia

•

Henry Sargent

•

F. Howard Schneider

ARTICLE 2

CONVERSION, CERTIFICATES AND PLANS

SECTION 2.1  Conversion of Shares.  At the Effective Date of the Merger, each of the following transactions shall be deemed to occur simultaneously:

(a) Common and Preferred Stock.  Each share of Parent’s common stock, $0.001 par value and each share of the Parent’s designated preferred stock, par value $0.001 per share (together the “Parent Stock”), issued and outstanding immediately before the Effective Date shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted, on a one for one basis, into and become validly issued, fully paid and nonassessable shares of the Surviving Corporation’s common stock, $0.001 par value, or validly issued, fully paid and nonassessable shares of the Surviving Corporation’s designated preferred stock, par value $0.001 per share, as applicable (together the “Surviving Corporation Stock” or “Subsidiary Stock”), and each unissued share of Parent Stock held in Parent’s treasury shall be canceled without any consideration being issued or paid therefor.

(b) Options.  Each option to acquire shares of Parent Stock outstanding immediately before the Effective Date shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become an equivalent option to acquire, upon the same terms and conditions, the number of shares of Surviving Corporation Stock that is equal to the number of shares of Parent Stock the optionee would have received had the optionee exercised such option in full immediately before the Effective Date (whether or not such option was then exercisable) and the exercise price per share under each such option shall be equal to the exercise price per share thereunder immediately before the Effective Date.

(c) Subsidiary Stock.  Each share of Subsidiary Stock issued and outstanding immediately before the Effective Date and held by Parent shall be canceled without any consideration being issued or paid therefor.

SECTION 2.2  Stock Certificates.  After the Effective Date, each certificate theretofore representing issued and outstanding shares of Parent Stock will thereafter be deemed to represent the same number of shares of the Surviving Corporation Stock. The holders of outstanding certificates theretofore representing Parent Stock will not be required to surrender such certificate to Parent or the Surviving Corporation.

SECTION 2.3  Reorganization.  For United States federal income tax purposes, the Merger is intended to constitute a tax-free reorganization within the meaning of section 368(a) of the Internal Revenue Code of 1986, as amended. The parties to this Agreement hereby adopt this Agreement as a “plan of reorganization” within the meaning of sections 1.368-2(g) and 1.368-3(a) of the United States Treasury Regulations.

ARTICLE 3

TRANSFER AND CONVEYANCE OF ASSETS AND ASSUMPTION OF LIABILITIES

SECTION 3.1  Effects of the Merger.  At the Effective Date, the Merger shall have the effects specified in the NRS, the DGCL and this Agreement. Without limiting the generality of the foregoing, and subject thereto, at the Effective Date the Surviving Corporation shall possess all the rights, privileges, powers and franchises, of a public as well as a private nature, and shall be subject to all the restrictions, disabilities and duties of each of the parties to this Agreement; the rights, privileges, powers and franchises of Parent and Subsidiary, and all property, real, personal and mixed, and all debts due to each of them on whatever account, shall be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter the property of the Surviving Corporation, as they were of the respective constituent entities, and the title to any real estate, whether by deed or otherwise vested in Parent and Subsidiary or either of them, shall not revert or be in any way impaired by reason of the Merger; but all rights of creditors and all liens upon any property of the parties hereto shall be preserved unimpaired, and all debts, liabilities and duties of the respective constituent entities shall subsequently attach to the Surviving Corporation and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it.

SECTION 3.2  Additional Actions.  If, at any time after the Effective Date of the Merger, the Surviving Corporation shall consider or be advised that any further assignments or assurances in law or any other acts are necessary or desirable (a) to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation, title to and possession of any property or right of Parent acquired or to be acquired by reason of, or as a result of, the Merger, or (b) otherwise to carry out the purposes of this Agreement, the Surviving Corporation may execute and deliver all such proper deeds, assignments and assurances in law and to do all acts necessary or proper to vest, perfect or confirm title to and possession of such property or rights in the Surviving Corporation and otherwise to carry out the purposes of this Agreement.

ARTICLE 4

APPROVAL BY STOCKHOLDERS; AMENDMENT; EFFECTIVE DATE

SECTION 4.1  Approval.  This Agreement and the Merger contemplated hereby are subject to approval by the requisite vote, or a written consent in lieu of vote, of the Parent’s stockholders in accordance with the NRS and compliance with the requirements of law, including the securities laws of the United States. As promptly as practicable after the later of (a) approval of this Agreement by the Parent’s stockholders in accordance with applicable law and (b) compliance with applicable securities laws, including, but not limited to, the filing of a Schedule 14C with the Securities and Exchange Commission and the mailing of a definitive Schedule 14C to the Parent’s stockholders, duly authorized officers of the respective parties shall make and execute Articles of Merger and a Certificate of Ownership and Merger and shall cause such documents to be filed with the Secretary of State of Nevada and the Secretary of State of Delaware, respectively, in accordance with the laws of Nevada and Delaware and applicable U.S. federal securities laws. The effective date of the Merger (“Effective Date”) shall be the date and time on and at which the Merger becomes effective under the laws of Nevada or the date and time on and at which the Merger becomes effective under the laws of Delaware, whichever occurs later and is subject to FINRA approval. The execution and delivery hereof by the Parent shall constitute the approval and adoption of, and consent to, the Merger Agreement and the transactions contemplated thereby in Parent’s capacity as the sole stockholder of the Subsidiary.

SECTION 4.2  Amendments.  The Board of Directors of Parent may amend this Agreement at any time before the Effective Date, provided, however, that an amendment made subsequent to the approval of the Merger by the stockholders of Parent shall not (a) alter or change the amount or kind of shares to be received in exchange for or on conversion of all or any of the shares of Parent Stock, (b) alter or change any term of the certificate of incorporation of Subsidiary, except to cure any ambiguity, defect or inconsistency or (c) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of Parent Stock.

ARTICLE 5

MISCELLANEOUS

SECTION 5.1  Termination.  This Agreement may be terminated and the Merger abandoned at any time before the filing of this Agreement with the Secretary of State of Nevada and the Secretary of State of Delaware, whether before or after stockholder approval of this Agreement, by the consent of the Boards of Directors of Parent and Subsidiary.

SECTION 5.2  Captions and Section Headings.  As used herein, captions and section headings are for convenience only and are not a part of this Agreement and shall not be used in construing it.

SECTION 5.3  Entire Agreement.  This Agreement and the other documents delivered pursuant hereto and thereto, or incorporated by reference herein, contain the entire agreement between the parties hereto concerning the transactions contemplated herein and supersede all prior agreements or understandings between the parties hereto relating to the subject matter hereof.

SECTION 5.4  Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be considered to be an original instrument.

SECTION 5.5  Severability.  If any one or more of the provisions of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected thereby. To the extent permitted by applicable law, each party waives any provision of law which renders any provision of this Agreement invalid, illegal or unenforceable in any respect.

SECTION 5.6  Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

SECTION 5.7  No Third Party Beneficiaries.  This Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

SECTION 5.8  Governing Law.  This Agreement shall be construed in accordance with the laws of Delaware, except to the extent the laws of Nevada shall apply to the Merger where mandated by the NRS.

[Signature page follows]

IN WITNESS WHEREOF, Parent and Subsidiary have duly executed this Agreement as of the date first written above.

Parent:
Technest Holdings, Inc.
a Nevada corporation

Name: Sheker G. Wadekar
Tile: Chief Executive Officer

Subsidiary:
AccelPath, Inc.
a Delaware corporation

Name: Sheker G. Wadekar
Tile: Chief Executive Officer

Exhibit B

STATE OF DELAWARE

CERTIFICATE OF INCORPORATION

A STOCK CORPORATION

ARTICLE I

NAME

The name of the Corporation is AccelPath, Inc.

ARTICLE II

REGISTERED AGENT

The Corporations registered office in the State of Delaware is to be located at 1209 Orange Street, Wilmington, Delaware 19801, County of New Castle.  The registered agent in charge thereof is the Corporation Trust Company.

ARTICLE III

PURPOSE

The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

ARTICLE IV

CAPITAL STOCK

SECTION 1. The total number of shares of all classes of stock which the Corporation shall have authority to issue is 500,000,000 shares, of which 495,000,000 shares of a par value of $0.001 per share shall be designated “Common Shares” and 5,000,000 shares of a par value of $.001 per share shall be designated “Preferred Shares.”

SECTION 2. The Board of Directors is authorized, from time to time, to issue the Preferred Shares as Preferred Shares of any series and, in connection with the creation of each such series, to fix by resolution or resolutions providing for the issue of such shares thereof, the number of shares of such series, and the powers, designations, privileges, preferences, limitations, restrictions, price and relative rights of such series, to the full extent now or hereafter permitted by the laws of the State of Delaware.

ARTICLE V

BOARD OF DIRECTORS

The Board of the Corporation shall consist of at least one (1) director.  Each director (if more than one) shall serve until the first meeting of the stockholders of the Corporation, or until such director’s successors are elected and qualified.

ARTICLE VI

BY-LAWS

In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board is expressly authorized to adopt, amend or repeal the By-laws of the Corporation.

ARTICLE VII

PERPETUAL EXISTENCE

The Corporation shall have perpetual existence.

ARTICLE VIII

AMENDMENTS AND REPEAL

Except as otherwise specifically provided in this Certificate of Incorporation, the Corporation reserves the right at any time, and from time to time, to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, and to add or insert other provisions authorized at such time by the laws of the State of Delaware, in the manner now or hereafter prescribed by law, and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to the rights reserved in this Article VIII.

ARTICLE IX

LIMITATION OF LIABILITY

No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as director; provided, however, that nothing contained in this Article IX shall eliminate or limit the liability of a director for any breach of the director’s duty of loyalty to the Corporation or its stockholders, for acts or omissions not in good faith or which involve intentional misconduct, a knowing violation of the law, under Section 174 of the DGCL or any successor provision, or for any transaction from which the director derived improper personal benefit.

If the laws of the State of Delaware are hereafter amended to authorize the further elimination or limitation of the liability of directors, then the liability of the directors of the Corporation, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by said laws. Any repeal or modification of this Article IX by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of directors of the Corporation existing at the time of such repeal or modification.  This provision shall not affect any provision permitted under the DGCL, in this Amended and Restated Certificate, or in the By-laws or any contract or resolution of the Corporation indemnifying or agreeing to indemnify a member of the Board against personal liability.

ARTICLE X

DELAWARE SECTION 203

The Corporation expressly elects not to be governed by the Delaware General Corporation Law § 203.

ARTICLE XI

INCORPORATOR

The name and mailing address of the incorporator are as follows:

Name: Suzette O’Connor

Mailing Address: 352A Christopher Avenue, Gaithersburg, MD 20879

I, The Undersigned, the for the purpose of forming a corporation under the laws of the State of Delaware, do make, file and record this Certificate, and do certify that they facts herein stated are true, and I have accordingly hereunto set my hand this [●] day of February, A.D. 2012

By:
Incorporator

Name: Suzette Rodriguez O’Connor

Exhibit C

BYLAWS OF

ACCELPATH, INC.

(A DELAWARE CORPORATION)

ARTICLE I

OFFICES

Section 1.1  REGISTERED OFFICE

The registered office of AccelPath, Inc. (the “Corporation”) in the State of Delaware shall be located at the principal place of business in that state of the corporation or individual acting as the Corporation’s registered agent in the State of Delaware.

Section 1.2  PRINCIPAL EXECUTIVE OFFICE

The principal executive office of the corporation for the transaction of the business of the Corporation shall be at 352A Christopher Avenue, Gaithersburg, MD 20897 or such other place as may be established by the Board of Directors of the Corporation (the “Board”). The Board is granted full power and authority to change said principal executive office from one location to another.

Section 1.3  OTHER OFFICES

The Corporation may have other offices, either within or without the State of Delaware, at such place or places as the Board from time to time may designate or the business of the Corporation may require.

ARTICLE II

MEETING OF STOCKHOLDERS

Section 2.1  TIME

The annual meeting of stockholders of the Corporation shall be held on such date and at such time, either within or without the State of Delaware, as shall be designated by the Board and stated in the written notice of the meeting or in a duly executed written waiver of notice of the meeting.

Section 2.2  PLACE

Annual meetings and special meetings may be held at such place, either within or without the State of Delaware, as the directors may, from time to time, fix. Whenever the directors shall fail to fix such place, the meeting shall be held at the registered office of the corporation in the State of Delaware. The board of directors may also, in its sole discretion, determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 211(a)(2) of the Delaware General Corporation Law. If a meeting by remote communication is authorized by the board of directors in its sole discretion, and subject to guidelines and procedures as the board of directors may adopt, stockholders and proxyholders not physically present at a meeting of stockholders may, by means of remote communication participate in a meeting of stockholders and be deemed present in person and vote at a meeting of stockholders whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (a) the corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder, (b) the corporation shall implement reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (c) if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the corporation.

Section 2.3  CALL

Annual meetings and special meetings may be called by the directors or by any officer instructed by the directors to call the meeting.

Section 2.4  NOTICE OF MEETINGS

Written notice of all meetings shall be given, which shall state the place, if any, date, and hour of the meeting, the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, and in the case of a special meeting, the purpose or purposes for which the meeting is called. The notice of an annual meeting shall state that the meeting is called for the election of directors and for the transaction of other business which may properly come before the meeting, and shall (if any other action which could be taken at a special meeting is to be taken at such annual meeting) state the purpose or purposes. The notice of any meeting shall also include, or be accompanied by, any additional statements, information, or documents prescribed by the General Corporation Law. Except as otherwise provided by the General Corporation Law, the written notice of any meeting shall be given not less than ten days nor more than sixty days before the date of the meeting to each stockholder entitled to vote at such meeting. If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholders address as it appears on the records of the corporation. If a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting the corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. Whenever notice is required to be given under the Delaware General Corporation Law, certificate of incorporation or Bylaws, a written waiver signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a stockholder at a meeting of stockholders shall constitute a waiver of notice of such meeting, except when the stockholder attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the certificate of incorporation or these bylaws.

Section 2.5  STOCKHOLDER LIST

The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder.  Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting for a period of at least ten days prior to the meeting on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting or during ordinary business hours at the principal place of business of the corporation. In the event that the corporation determines to make the list available on an electronic network, the corporation may take reasonable steps to ensure that such information is available only to stockholders of the corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.  The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by this section or the books of the corporation, or to vote in person or by proxy at any meeting of stockholders.

Section 2.6  VOTING RIGHTS

In order that the Corporation may determine the stockholders entitled to notice of, and to vote at, a meeting of stockholders or at any adjournment(s) thereof or to express consent or dissent to corporate action in writing without a meeting, the Board may fix a record date in the manner prescribed by Section 9.1 of these Bylaws.  Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy in the manner prescribed by Section 2.7 of these Bylaws.  Except as specifically provided otherwise by Delaware General Corporation Law, the Certificate of Incorporation, as amended, or these Bylaws, each holder of capital stock entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting shall be entitled to one vote for each share of such stock registered in such stockholder’s name on the books and records of the Corporation as of the record date.

Section 2.7  PROXIES

Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after 3 years from its date, unless the proxy provides for a longer period. A stockholder may execute a writing authorizing another person or persons to act for such stockholder as proxy. Execution may be accomplished by the stockholder or such stockholders authorized officer, director, employee or agent signing such writing or causing such persons signature to be affixed to such writing by any reasonable means including, but not limited to, by facsimile signature. A stockholder may also authorize another person or persons to act for such stockholder as proxy by transmitting or authorizing the transmission of a telegram, cablegram, or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such telegram, cablegram or other means of electronic transmission must either set forth or be submitted with information from which it can be determined that the telegram, cablegram or other electronic transmission was authorized by the stockholder. If it is determined that such telegrams, cablegrams or other electronic transmissions are valid, the inspectors or, if there are no inspectors, such other persons making the determination shall specify the information upon which they relied. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to Section 212(c) of the Delaware General Corporation Law may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission. A duly executed proxy shall be irrevocable if it states that it is irrevocable and, if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the corporation generally.

Section 2.8  QUORUM AND ADJOURNMENT(S) OF MEETINGS

Except as specifically provided otherwise by Delaware General Corporation Law, the Certificate of Incorporation, as amended, or these Bylaws, a majority of the stock issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at a meeting of stockholders. If such majority shall not be present in person or represented by proxy at a meeting of stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time until holders of the requisite number of shares of stock entitled to vote at the meeting shall be present in person or represented by proxy. When a meeting of stockholders is adjourned to another place, date or time, notice need not be given of the adjourned meeting if the place, date, and time of such adjourned meeting are announced at the meeting at which the adjournment is taken. At any such adjourned meeting at which a quorum shall be present in person or represented by proxy, stockholders may transact any business that might have been transacted at the meeting as originally noticed, but only those stockholders entitled to vote at the meeting as originally noticed shall be entitled to vote at any adjournment(s) thereof. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. Stockholders may participate in a meeting by means of a telephone conference call or similar method of communication by which all persons participating in the meeting can hear each other.

Section 2.9  REQUIRED VOTE

Except as specifically provided otherwise by Delaware General Corporation Law, the Certificate of Incorporation, as amended, or these Bylaws, the affirmative vote of the holders of a majority of the stock having voting power present in person or represented by proxy at a meeting of stockholders at which a quorum is present and entitled to vote on the subject matter (including, but not limited to, the election of directors to the Board) shall be the act of the stockholders with respect to the matter voted upon.

Section 2.10  ACTION WITHOUT MEETING

Except as any provision of the General Corporation Law may otherwise require, any action required by the General Corporation Law to be taken at any annual or special meeting of stockholders, or any action which may be taken at any annual or special meeting of stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. A telegram, cablegram or other electronic transmission consenting to an action to be taken and transmitted by a stockholder or proxyholder, or by a person or persons authorized to act for a stockholder or proxyholder, shall be deemed to be written, signed and dated for the purposes of this section, provided that any such telegram, cablegram or other electronic transmission sets forth or is delivered with information from which the corporation can determine that the telegram, cablegram or other electronic transmission was transmitted by the stockholder or proxyholder or by a person or persons authorized to act for the stockholder or proxyholder and the date on which such stockholder or proxyholder or authorized person or persons transmitted such telegram, cablegram or electronic transmission. The date on which such telegram, cablegram or electronic transmission is transmitted shall be deemed to be the date on which such consent was signed. No consent given by telegram, cablegram or other electronic transmission shall be deemed to have been delivered until such consent is reproduced in paper form and until such paper shall be delivered to the corporation by delivery to its principal place of business or an officer or agent of the corporation having custody of the book in which the proceedings of meetings of stockholders are recorded, to the extent and in the manner provided by resolution of the board of directors of the corporation. Any copy, facsimile or other reliable reproduction of a consent in writing may be substituted or used in lieu of the original writing for any and all purposes for which the original writing could be used, provided that such copy, facsimile or other reproduction shall be a complete reproduction of the entire original writing.  Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing. Action taken pursuant to this paragraph shall be subject to the provisions of Section 228 of the General Corporation Law.

ARTICLE III

DIRECTORS

Section 3.1  BOARD OF DIRECTORS

The business and affairs of the corporation shall be managed by or under the direction of the Board of Directors of the corporation. The Board of Directors shall have the authority to fix the compensation of the members thereof. The use of the phrase “whole board” herein refers to the total number of directors which the corporation would have if there were no vacancies.

Section 3.2  NUMBER, ELECTION AND TENURE

The number of directors which shall constitute the whole Board shall be fixed from time to time by the resolution of the Board. Except as otherwise provided by law, in no event shall the total number of directors which shall constitute the whole Board be fixed by the Board at less than three (3) or more than seven (7). Except as provided otherwise in these Bylaws, directors shall be elected at the annual meeting of stockholders. Each director shall hold office until the annual meeting of stockholders next succeeding his or her election or appointment and until his or her successor is elected and qualified or until his or her earlier resignation or removal.

Section 3.3  RESIGNATION AND REMOVAL

Any director or member of a committee of the Board may resign at any time upon written notice to the Board, the Chairman of the Board, or the President.  Unless specified otherwise in the notice, such resignation shall take effect upon receipt of the notice by the Board, the Chairman of the Board, or the President. The acceptance of a resignation shall not be necessary to make it effective. Any director may be removed, either with or without cause by the affirmative vote of the holders of at least two-thirds of the shares then entitled to vote.

Section 3.4  VACANCIES AND NEWLY CREATED DIRECTORSHIPS

Vacancies occurring for any reason and newly-created directorships resulting from an increase in the authorized number of directors which shall constitute the whole Board, as fixed pursuant to Section 3.2 of these Bylaws, shall be filled by the election of a new director or directors by a majority of the remaining members of the Board, although such majority is less than a quorum. Any director so chosen shall hold office until the annual meeting of stockholders next succeeding his or her election or appointment and until his or her successor shall be elected and qualified, or until his or her earlier resignation or removal.

Section 3.5  FEES AND COMPENSATION.

Directors and members of any committees of the Board may receive such compensation, if any, for their services, and such reimbursement for expenses, as may be fixed or determined by the Board.

ARTICLE IV

MEETINGS OF THE BOARD OF DIRECTORS

Section 4.1  DATE, TIME AND PLACE

Meetings of the Board shall be held on such date and at such time and place, either within or without the state of Delaware, as shall be determined by the Board pursuant to these Bylaws.

Section 4.2  ANNUAL MEETINGS

After the annual meeting of stockholders, the newly-elected Board may hold a meeting, on such date and at such time and place as shall be determined by the Board, for the purpose of organization, election of officers and such other business that may properly come before the meeting. Such meeting may be held without notice.

Section 4.3  REGULAR MEETINGS

Regular meetings of the Board may be held without notice on such date and at such time and place as shall be determined from time to time by the Board.

Section 4.4  SPECIAL MEETINGS

Special meetings of the Board may be held at any time upon the call of any director, the President or the Secretary by means of oral, telephonic, written facsimile or other similar notice, duly given, delivered, sent or mailed to each director at least 48 hours prior to the special meeting, in the manner prescribed by Section 6.1 of these Bylaws. Special meetings of the Board may be held at any time without notice if all of the directors are present or if those directors not present waive notice of the meeting in writing either before or after the date of the meeting.

Section 4.5  QUORUM

A majority of the whole Board as fixed pursuant to Section 3.2 of these Bylaws shall constitute a quorum for the transaction of business at a meeting of the Board. If a quorum shall not be present at a meeting of the Board, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

Section 4.6  REQUIRED VOTED

Except as specifically provided otherwise by Delaware General Corporation Law, the affirmative vote of a majority of the directors present at a meeting of the Board at which a quorum is present shall be the act of the Board with respect to the matter voted upon.

Section 4.7  ACTION WITHOUT MEETING

Any action required or permitted to be taken at any meeting of the Board of Directors or any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

Section 4.8  TELEPHONE MEETING

Members of the Board, or any committee thereof, may participate in a meeting of the Board, or committee thereof, by means of a telephone conference or similar method of communication by which all of the members participating in the meeting can hear each other. Participation by members of the Board, or committee thereof, by such means shall constitute presence in person of such members at such meeting.

ARTICLE V

COMMITTEES OF THE BOARD OF DIRECTORS

Section 5.1  DESIGNATION AND POWERS

The Board may designate one or more committees from time to time in its discretion, by resolution passed by the affirmative vote of a majority of the whole Board as fixed pursuant to Section 3.2 of these Bylaws. Each committee shall consist of one or more of the directors on the Board and the Board may appoint other persons who are not directors to serve on committees. The Board may designate one or more directors as alternate members on any committee who replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members constitute a quorum and may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board, shall have and may exercise all of the powers and authority of the Board in the management of the business and affairs of the corporation and may authorize the corporate seal of the Corporation affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the Certificate of Incorporation or these bylaws, adopting an agreement of merger or consolidation, recommending to stockholders the sale, lease, or exchange of all or substantially all of the Corporation’s assets, or recommending to stockholders a dissolution of the Corporation, a revocation of a dissolution or the filing of a petition in bankruptcy; and, unless the resolution of the Board expressly so provides, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock of the corporation or any class or series of stock. Each committee shall keep regular minutes of its meetings and shall report the same to the Board when requested to do so.

ARTICLE VI

NOTICES

Section 6.1  DELIVERY OF NOTICE

Notices to stockholders and, except as permitted below, to directors on the board shall be in writing and may be delivered by mail or messenger. Notice by mail shall be deemed to be given at the time when such notice is deposited in a United States post office or letter box, enclosed in postpaid sealed wrapper, and addressed to a stockholder or director at his or her respective address appearing on the books and records of the Corporation, unless such stockholder or director shall have filed with the Secretary a written request that notices intended for such stockholder or director be mailed or delivered to some other address, in which case the notice shall be mailed to or delivered to the address designated in such request. Notice by messenger shall be deemed to be given when such notice is delivered to the address of a stockholder or director as specified above. Notices to directors also may be given orally, in person or by telephone, or by telex, overnight courier or facsimile transmission (promptly confirmed in writing) or other similar means, or by leaving the notice at the residence or usual place of business of a director. Notice by oral communication, telex, overnight courier or facsimile transmission (properly confirmed in writing) or other similar means shall be deemed to be given upon such dispatch of such notice. Notice by messenger shall be deemed to be given when such notice is delivered to a director’s residence or usual place of business. Notices, requests, and other communications required or permitted to be given or communication to the Corporation by the Certificate of Incorporation, as amended, these Bylaws or any other agreement shall be in writing and may be delivered by messenger, United States mail, telex, overnight courier or facsimile transmission (promptly confirmed in writing) or other similar means. Notice to the Corporation shall be deemed to be given upon actual receipt of such notice by the Corporation.

Section 6.2  WAIVER OF NOTICE

Whenever notice is required to be given by the Delaware General Corporation Law, the Certificate of Incorporation, as amended, or these Bylaws, a written waiver of notice signed by the person entitled thereto, whether before or after the time stated in the notice, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when a person attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, or the purpose of, any regular or special meeting of stockholders, the Board, or a committee of the Board need be specified in any written waiver of notice.

ARTICLE VII

OFFICERS

Section 7.1  OFFICERS

The officers of the Corporation shall be a President, a Secretary and a Treasurer. At its annual meeting, or such other meeting as it may determine, or by unanimous written consent of the directors without meeting, the Board shall elect a President of the Corporation, and the President so elected shall appoint a Secretary and a Treasurer. The Chairman of the Board, if any, shall be selected from among the directors on the Board, but no other executive officer need be a member of the Board. Any number of offices may be held by the same person.

Section 7.2  OTHER OFFICERS AND AGENTS

The President also may appoint such other officers and agents as he or she from time to time may determine to be advisable and as the business of the Corporation may require; provided, however, the Company shall not enter into any employment agreement without the prior approval of the Board. Such officers and agents shall serve for such terms, exercise such powers, and perform such duties as are prescribed by these Bylaws.

Section 7.3  TENURE, RESIGNATION, REMOVAL AND VACANCIES

Each officer of the Corporation shall hold his office until his or her successor is elected and qualified or appointed in accordance with these Bylaws, or until his or her earlier resignation or removal. Any officer elected by the Board may be removed at any time, with or without cause, by the Board and any officer appointed by the

President may be removed at any time, with or without cause, by the President and the Board; provided, that any such removal shall be without prejudice to the rights, if any, of the officer so employed under any employment contract or other agreement with the Corporation. Any officer may resign at any time upon written notice to the Board, the Chairman of the Board or the President. Unless specified otherwise in the notice, such resignation shall take effect upon receipt of the notice by the Board, the Chairman of the Board or the President. The acceptance of the resignation shall not be necessary to make it effective. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise shall be filled by the President and such successor or successors shall hold office for such term as may be specified by the President.

Section 7.4  AUTHORITY AND DUTIES

All officers and agents, as between themselves and the Corporation, shall have such authority and perform such duties in the management of the Corporation as may be provided in these Bylaws and as generally pertain or are necessarily incidental to the particular office or agency. In addition to the powers and duties hereinafter specifically prescribed for certain officers of the Corporation, the Board or the President from time to time may impose or confer any or all duties and powers hereinafter specifically prescribed for any officer upon any other officer or officers. The Board may give general authority to any officer to affix the corporate seal of the Corporation and to attest the affixing by his or her signature.

Section 7.5  THE CHAIRMAN OF THE BOARD

If the Board shall designate a Chairman of the Board, such Chairman of the Board shall act as chairman at all meetings of the stockholders at which he is present and shall preside at all meetings of the Board at which he is present.  Such Chairman of the Board shall provide general leadership in matters of policy and long-term programs and shall have the right to delegate authority to the other officers of the Corporation. Except when by law the signature of the President is required, such Chairman of the Board shall possess the same power as the President to sign all certificates, contracts and other instruments of the Corporation which may be authorized by the Board.

Section 7.6  THE PRESIDENT

The president, subject to the control of the Board, shall have general and active supervision of the business and affairs of the Corporation, shall sign certificates, contracts and other instruments of the Corporation as authorized, and shall perform all such other duties as are properly required of him by the Board.

Section 7.7  THE VICE PRESIDENT(S)

The Vice President, or in the event there is more than one vice president, the Vice Presidents, shall perform the duties and have the powers as may, from time to time, be assigned to them by the Board or the President.

Section 7.8  THE TREASURER

The Treasurer shall have the care and custody of all the funds of the Corporation and shall deposit the same in such banks or other depositories as the Board, or any officer or officers thereunder duly authorized by the Board, shall, from time to time, direct or approve. He or she shall keep a full and accurate account of all monies received and paid on account of the Corporation, and shall render a statement of his or her accounts whenever the Board shall require. He shall perform all other necessary acts and duties in connection with the administration of the financial affairs of the Corporation, and shall generally perform all the duties usually appertaining to the affairs of the treasurer of a corporation. When required by the Board, he shall give bonds for the faithful discharge of his duties in such sums and with such sureties as the Board shall approve. In the absence of disability of the Treasurer, the person designated by the President shall perform his duties.

Section 7.9  THE SECRETARY

The Secretary shall attend to the giving of notice of all meetings of stockholders and of the Board and committees thereof, and shall keep minutes of all proceedings at meetings of the stockholders, of the Board and of all meetings of such other committees as the Board shall designate. The Secretary shall have charge of the corporate seal and shall have authority to attest any and all instruments or writings to which the same may be affixed. He or she shall keep and account for all books, documents, papers and records of the Corporation, except those for which some other officer or agent is properly accountable. He or she shall generally perform all the duties usually appertaining to the office of secretary of a corporation. In the absence or disability of the Secretary, the person designated by the President shall perform his or her duties.

Section 7.10  THE ASSISTANT SECRETARY(IES)

The Assistant Secretary, if any be so appointed by the Board, or if there be more than one, the Assistant Secretaries, shall perform such duties as may be specifically assigned to them from time to time by the Board or the President.  In case of the absence or disability of the Secretary, and if the Board or the President has so authorized, the Assistant Secretary, or if there be more than one Assistant Secretary, such Assistant Secretaries as the Board or the President shall designate, shall perform the duties of the office of the Secretary.

ARTICLE VIII

CERTIFICATES OF STOCK

Section 8.1  FORM AND SIGNATURE

The stock certificates representing the stock of the Corporation shall be in such form or forms not inconsistent with Delaware General Corporation Law, the Certificate of Incorporation, as amended, and these Bylaws and as the Board shall approve from time to time. Stock certificates shall be numbered consecutively and shall be entered in the books and records of the Corporation as such certificates are issued. No certificate shall be issued for any share until the consideration therefor has been fully paid. Stock certificates shall exhibit the holder’s name, certify the class and series of stock and the number of shares in such class and series of stock owned by the holder and shall be signed by the President, Vice President, Treasurer, Secretary, or any Assistant Secretary.  Any or all of the signatures on a stock certificate may be facsimiles. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed on a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, such certificate may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar on the date of issuance.

Section 8.2  LOST, STOLEN OR DESTROYED CERTIFICATES

The President may direct that a new stock certificate be issued in place of any certificate theretofore issued by the Corporation which is alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person or his or her legal representative claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issuance of a new certificate, the President, in his discretion and as a condition precedent to the issuance thereof, may require the owner of the lost, stolen or destroyed certificate, or his or her legal representative, to advertise the same in such manner as the President shall require and/or to give the Corporation a bond in such sum as the President shall direct as indemnity against any claim that may be made against the Corporation, any transfer agent or any registrar on account of the alleged loss, theft, or destruction of any such certificate or the issuance of such new certificate.

Section 8.3  REGISTRATION OF TRANSFER

Shares of common stock of the Corporation shall be transferable only upon the transfer by the holders thereof in person or by their duly authorized attorneys or legal representatives, and upon such transfer the old certificates shall be surrendered to the Corporation by the delivery thereof to the person in charge of the stock and transfer books and ledgers of the Corporation or to such other person as the Board may designate. Upon surrender to the Corporation of a certificate for shares, duly endorsed or accompanied by proper evidence of succession, assignment, or authority to transfer, the Corporation shall issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction on its books and records.

ARTICLE IX

GENERAL PROVISIONS

Section 9.1  RECORD DATE

In order that the Corporation may determine the stockholders entitled to notice of, and to vote at, a meeting of stockholders, or to express consent or dissent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion, or exchange of stock, or for the purpose of any other lawful action, the Board may fix, in advance, a record date which shall not be more than sixty (60) nor less than ten (10) days prior to the date of such meeting nor more than sixty (60) days prior to any other action.  A determination of stockholders of record entitled to notice of, and to vote at, a meeting of stockholders shall apply to any adjournments(s) of such meeting; provided however, that the Board may, in its discretion, and shall if otherwise required by these Bylaws, fix a new record date for the adjourned meeting.

Section 9.2  REGISTERED STOCKHOLDERS

Except as specifically provided otherwise by Delaware General Corporation Law, the Corporation shall be entitled (i) to recognize the exclusive right of a person registered on its books and records as the owner of shares of stock of the Corporation to receive dividends and to vote as such owner, (ii) to hold such person liable for calls and assessments and (iii) to recognize any equitable or other claim to, or interest in, such stock on the part of any other person, whether or not the Corporation shall have express or other notice thereof.

Section 9.3  DIVIDENDS

The Board shall have discretion to declare and pay dividends ratably, share for share, on the Corporation’s capital stock in all sums so declared, out of funds legally available therefore in accordance with Delaware General Corporation Law.

Section 9.4  DIVIDEND DECLARATIONS

Dividends on the capital stock of the Corporation may be declared quarterly, semiannually or annually as the Board may from time to time, in its discretion, determine.

Section 9.5  CHECKS AND NOTES

All checks and drafts on the bank accounts of the Corporation, all bills of exchange and promissory notes of the Corporation, and all acceptances, obligations, and other instruments for the payment of money drawn, signed, or accepted by the Corporation shall be signed or accepted, as the case may be, by such officer or officers, agent or agents, and in such manner as shall be thereunto authorized from time to time by the Board or by officers of the Corporation designated by the Board to make such authorization.

Section 9.6  LOANS

No loans shall be contracted on behalf of the Corporation and no evidences of indebtedness shall be issued in its name unless authorized by a resolution of the Board. Such authority may be general or confined to specific instances.

Section 9.7  FISCAL YEAR

The Corporations fiscal year end shall be June 30 of each year, unless otherwise fixed by resolutions of the Board.

Section 9.8  CORPORATE SEAL

The Corporation may adopt a corporate seal as authorized by the Board. The use of a seal or stamp by the Corporation on any corporate documents is not necessary; such use or nonuse shall not in any way affect the legality of the document.

Section 9.9  VOTING OF SECURITIES OF OTHER ISSUERS

In the event that the Corporation shall own and/or have power to vote any securities (including, but not limited to, shares of stock) of any other issuer, such securities shall be voted by the President or by such other person or persons to such extent and in such manner as may be determined by the Board. If the Corporation shall be a general partner in any partnership, the acts of the Corporation in such capacity may be approved by the Board and taken by the officers as may be authorized or determined by the Board from time to time.

Section 9.10  TRANSFER AGENTS

The Board may make such rules and regulations as it may deem expedient concerning the issuance, transfer, and registration of securities (including, but not limited to, stock) of the Corporation. The Board may appoint one or more transfer agents and/or one or more registrars and may require all stock certificates and other certificates evidencing securities of the Corporation to bear the signature of either or both.

Section 9.11  BOOKS AND RECORDS

Except as specifically provided otherwise by Delaware General Corporation Law, the books and records of the Corporation may be kept at such place or places, either within or without the State of Delaware, as may be designated by the Board.

ARTICLE X

INDEMNIFICATION

Section 10.1  INDEMNIFICATION AND INSURANCE

(a) RIGHT TO INDEMNIFICATION.  To the fullest extent permitted by Delaware General Corporation Law, as the same exists or may hereafter be amended, the Corporation shall indemnify and hold harmless each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent for another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, against all costs, charges, expenses, liabilities and losses (including attorneys’ fees, judgments, fines, ERISA, excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director or officer of the Corporation or to a person who has ceased to serve as a director, officer, employee or agent at the request of the Corporation for another corporation, partnership, joint venture, trust or other enterprise and shall inure to the benefit of his or her heirs, executors and administrators. The right to indemnification conferred in this Section 10.1 shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that if Delaware General Corporation Law requires the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, payment of such expenses shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Section 10.1 or otherwise. The rights set forth herein shall not be exclusive of any other rights to which any director or officer may be entitled as a matter of law. The

Corporation may, by action of the Board, provide indemnification to employees and agents of the Corporation with the same scope and effect as the foregoing indemnification of directors and officers.

b) RIGHT OF CLAIMANT TO BRING SUIT.  If a claim under Section 10.1(a) of this Article is not paid in full by the Corporation within thirty days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has failed to meet a standard of conduct which makes it permissible under Delaware General Corporation Law for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is permissible in the circumstances because he or she has met such standard of conduct, nor an actual determination by the Corporation (including its Board, independent legal counsel, or its stockholders) that the claimant has not met such standard of conduct, shall be a defense to the action or create a presumption that the claimant has failed to meet such standard of conduct.

(c) NON-EXCLUSIVITY OF RIGHTS.  The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Section 10.1 shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, as amended, bylaw, agreement, vote of stockholder or disinterested directors or otherwise.

(d) INSURANCE.  The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

(e) WITNESS.  To the extent that any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise is by reason of such position a witness in any action, suit or proceeding, he or she shall be indemnified against all costs and expenses actually and reasonably incurred by him or her on his or her behalf in connection therewith.

(f) INDEMNITY AGREEMENTS.  The Corporation may enter into indemnity agreements with the persons who are members of the Board from time to time, and with such officers, employees and agents as the Board may designate, such indemnity agreements to provide in substance that the Corporation will indemnify such persons to the full extent contemplated by this Article.

ARTICLE XI

AMENDMENTS TO THESE BYLAWS

Section 11.1  BY THE BOARD OF DIRECTORS

These Bylaws may be amended or repealed in whole or in part and new Bylaws may be adopted by a majority of the Board at any regular or special meeting of the Board, subject to the Bylaws, if any, adopted by the stockholders.

Approved by the Board of Directors

Date: February [●], 2012

By:	/s/ Shekhar Wadekar
Chief Executive Officer

Exhibit D
STATE OF DELAWARE
CERTIFICATE OF MERGER OF
FOREIGN CORPORATION INTO DOMESTIC CORPORATION

Pursuant to Title 8, Section 252 of Delaware General Corporation Law, the undersigned corporation executed the following Certificate of Merger:

FIRST:  The name of the surviving corporation is AccelPath, Inc, a Delaware corporation, and the name of the corporation being merged into this surviving corporation is Technest Holdings, Inc, a Nevada corporation.

SECOND:  The Agreement of Merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations pursuant to Title 8, Section 252 of the General Corporation Law of the State of Delaware.

THIRD: The name of the surviving corporation is AccelPath, Inc., a Delaware corporation.

FOURTH:  The Certificate of Incorporation of the surviving corporation shall be its Certificate of Incorporation. (If amendments are affected please set forth)

FIFTH:  The authorized stock and par value of the non-Delaware corporation is 500,000,000 shares with 495,000,000 shares of common stock, par value $0.001 and 5,000,000 shares of preferred stock, par value $0.001.

SIXTH:  The merger is to become effective on April [●], 2012

SEVENTH:  The Agreement of Merger is on file at 352A Christopher Avenue, Gaithersburg, MD 20879, the office of the surviving corporation.

EIGTH:  A copy of the Agreement of Merger will be furnished by the surviving on request, without cost, to any stockholder of the constituent corporations.

IN WITNESS WHEREOF, said surviving corporation has caused this certificate to be signed by an authorized officer, the ______day of ______________,A.D.,___________

By:
Authorized Officer

Name:

Title:

ROSS MILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4520 (775) 684-5708 Website: www.nvsos.gov

Articles of Merger (PURSUANT TO NRS 92A.200) Page 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Articles of Merger

(Pursuant to NRS Chapter 92A)

1)	Name and jurisdiction of organization of each constituent entity (NRS 92A.200):

☐	If there are more than four merging entities, check box and attach an 8 1/2” x 11” blank sheet containing the required information for each additional entity from article one.

Technest Holdings, Inc.
Name of merging entity
Nevada	Corporation
Jurisdiction	Entity type *
AccelPath, Inc.
Name of merging entity
Delaware	Corporation
Jurisdiction	Entity type *

Name of merging entity

Jurisdiction	Entity type *

Name of merging entity

Jurisdiction	Entity type *

and,

AccelPath, Inc.
Name of surviving entity
Delaware	Corporation
Jurisdiction	Entity type *

* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

Filing Fee: $350.00

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Merger Page 1 Revised: 8-31-11

ROSS MILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4520 (775) 684-5708 Website: www.nvsos.gov

Articles of Merger (PURSUANT TO NRS 92A.200) Page 2

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2)	Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.190):

Attn:	Shekhar G. WadeKar

c/o:	AccelPath, Inc.
352A Christopher Avenue,
Gaithersburg, MD 20879.

3)	Choose one:

☒	The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).

☐	The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180).

4)	Owner’s approval (NRS 92A.200) (options a, b or c must be used, as applicable, for each entity):

☐

If there are more than four merging entities, check box and attach an 8 1/2” x 11” blank sheet containing the required information for each additional entity from the appropriate section of article four.

(a)	Owner’s approval was not required from

AccelPath, Inc.
Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

AccelPath, Inc.
Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Merger Page 2
Revised: 8-31-11

ROSS MILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4520 (775) 684-5708 Website: www.nvsos.gov

Articles of Merger (PURSUANT TO NRS 92A.200) Page 3

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(b)	The plan was approved by the required consent of the owners of *:

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Merger Page 3
Revised: 8-31-11

ROSS MILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4520 (775) 684-5708 Website: www.nvsos.gov

Articles of Merger (PURSUANT TO NRS 92A.200) Page 4

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(c)	Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Merger Page 4
Revised: 8-31-11

ROSS MILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4520 (775) 684-5708 Website: www.nvsos.gov

Articles of Merger (PURSUANT TO NRS 92A.200) Page 5

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5)	Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:

See attached Articles of Incorporation of the Surviving Entity.

6)	Location of Plan of Merger (check a or b):

☐	(a) The entire plan of merger is attached;
or,
☒

(b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7)	Effective date and time of filing: (optional) (must not be later than 90 days after the certificate is filed)

Date:	Time:

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them “Restated” or “Amended and Restated,” accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Merger Page 5
Revised: 8-31-11

ROSS MILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4520 (775) 684-5708 Website: www.nvsos.gov

Articles of Merger (PURSUANT TO NRS 92A.200) Page 6

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8)

Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited-liability limited partnership; A manager of each Nevada limited-liability company with managers or one member if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)*

☐	If there are more than four merging entities, check box and attach an 8 1/2” x 11” blank sheet containing the required information for each additional entity from article eight.

Technest Holdings, Inc.
Name of merging entity
X
Signature	Title	Date

AccelPath, Inc.
Name of merging entity
X
Signature	Title	Date

Name of merging entity
X
Signature	Title	Date

Name of merging entity
X
Signature	Title	Date

and,

Name of surviving entity
X
Signature	Title	Date

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Merger Page 6
Revised: 8-31-11